UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2005

Omnicare, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	1-8269	31-1001351
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 East RiverCenter Boulevard, Suite 1600, Covington, Kentucky 41011

(Address of principal executive offices) (Zip code)

859-392-3300

(Registrant's telephone number including area code)

Not applicable

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits.

(a)

As previously disclosed in the Form 8-K/A filed on October 13, 2005, Omnicare, Inc. completed the acquisition of NeighborCare, Inc. on July 28, 2005. This Form 8-K is being filed to provide the following financial information relating to NeighborCare, Inc.:

(i)

Unaudited Condensed Consolidated Financial Statements of NeighborCare, Inc. as of June 30, 2005, and for the nine months ended June 30, 2005 and 2004, and related Notes are attached hereto as Exhibit 99.1.

(c)	Exhibits.

Exhibit 99.1	Unaudited Condensed Consolidated Financial Statements of NeighborCare, Inc. as of June 30, 2005, and for the nine months ended June 30, 2005 and 2004, and related Notes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OMNICARE, INC.

Dated: November 23, 2005	By:	/s/ David W. Froesel, Jr.
David W. Froesel, Jr. Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit

99.1	Unaudited Condensed Consolidated Financial Statements of NeighborCare, Inc. as of June 30, 2005, and for the nine months ended June 30, 2005 and 2004, and related Notes.